Taxes on Income - Deferred Taxes Included in Balance Sheets (Detail) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Assets:
Current deferred income taxes		$ 8,213
Non-current deferred income taxes	$ 20,147	13,067
Total	20,147	21,280
Liability:
Non-current deferred income taxes	16,984	20,185
Total - Net	$ 3,163	$ 1,095